UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 20, 2008

ITC Holdings Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-32576	32-0058047
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

27175 Energy Way, Novi, Michigan		48377
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	248-946-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2008, the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of ITC Holdings Corp. (the "Company") approved an increase to the base salary of Joseph L. Welch, the Company’s president, chief executive officer and treasurer, effective May 26, 2008. Mr. Welch’s new base salary is $735,000; his previous base salary was $580,000. In making this salary adjustment, the Committee considered Mr. Welch’s performance and the continued growth of the Company, as well as the results of a salary benchmarking study conducted by the Committee’s compensation consultant.

On May 21, 2008, the Board appointed Mr. Welch to serve as chairman of the Board.

Also on May 21, 2008, the Company held its Annual Meeting of Shareholders. The shareholders reelected all nominees to the Board to serve until the next Annual Meeting of Shareholders, ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2008 and approved the amendment and restatement of the Company’s 2006 Long Term Incentive Plan, or LTIP.

The material changes to the Amended and Restated LTIP were as follows:

• increased the number of shares subject to the Amended and Restated LTIP from 1,750,000 to 4,950,000 shares (Section 1.7(a));
• imposed a sub-limit of 3,250,000 shares on awards, other than options and stock appreciation rights, that may be settled in shares (Section 1.7(a));
• changed and simplified the method for counting shares used under the Amended and Restated LTIP (Section 1.7(b), (c) and (d)); and
• strengthened the prohibition on repricing (Section 1.8).

Provisions were also added to cause the Amended and Restated LTIP to comply with Section 409A of the Internal Revenue Code. In addition, a number of immaterial clarifying changes were made throughout the Amended and Restated LTIP. The above description of the Amended and Restated LTIP does not purport to be a complete statement of the provisions thereof. The above description is qualified in its entirety by reference to the Amended and Restated LTIP, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.69 and is incorporated herein by reference.

Item 8.01 Other Events.

On May 21, 2008, the Company issued a press release announcing the declaration of a dividend to its common shareholders. The press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.69 Amended and Restated ITC Holdings Corp. 2006 Long Term Incentive Plan (effective May 21, 2008)
99.1 ITC Holdings Corp. Press Release dated May 21, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITC Holdings Corp.

May 23, 2008	By:	Daniel J. Oginsky

Name: Daniel J. Oginsky
Title: Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

10.69	Amended and Restated ITC Holdings Corp. 2006 Long Term Incentive Plan (effective May 21, 2008)
99.1	ITC Holdings Corp. Press Release dated May 21, 2008